                                                                    Exhibit 99.1


                            BOSTON PROPERTIES, INC.
                   Supplemental Operating and Financial Data
                      for the Quarter Ended June 30, 1999

                                     INDEX


                                                               Page
                                                               ----
        Company Background                                      2
        Investor Information                                    3-4
        Financial Highlights                                    5
        Consolidated Balance Sheets                             6
        Consolidated Income Statements                          7
        Funds From Operations                                   8
        Financial Ratios                                        9
        Capital Structure                                       10
        Debt Analysis                                           11
        Joint Ventures                                          12
        Portfolio Overview                                      13-14
        Occupancy Analysis - same property                      15
        Office Properties                                       16
        R&D Properties                                          17
        Industrial Properties                                   18
        Grand Total - Office, R&D and Industrial Properties     19
        Hotel Performance                                       20
        Same Property Performance                               21
        "In-Service" Property Performance                       22
        Capital Expenditures                                    23
        Value Creation Pipeline - Acquisitions/Repositioning    24
        Value Creation Pipeline - Development                   25
        Value Creation Pipeline - Land Parcels                  26
        Acquisition Property Profile                            27


                            BOSTON PROPERTIES, INC.
                              SECOND QUARTER 1999
                               COMPANY BACKGROUND

        Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of office, industrial and hotel properties. The Company is one of the largest owners and developers of office properties in the United States, concentrated in the Northeast Corridor from Virginia to Greater Boston and in downtown San Francisco.

        On June 23, 1997, Boston Properties successfully completed its initial public offering. The offering and the underwriters over-allotment option closed on the same date resulting in 36,110,000 shares being sold at $25.00 per share for a total offering of $902,750,000. On January 30,1998, the Company closed a follow-on offering of 23,000,000 shares (including the underwriters' over-allotment) at $35.125 per share for a total offering of $807,875,000. On May 20, 1999, the Company raised an additional $141,002,500, net of issuance costs, through the issuance of 4,000,000 shares.

        Through its predecessor company founded by Mortimer B. Zuckerman and Edward H. Linde in 1970, the Company grew through the seventies, eighties, and nineties by developing and redeveloping Class A office properties, R&D and industrial properties, and hotels in its primary markets of greater Boston, greater Washington, DC, and midtown Manhattan.

        Since the Company's Initial Offering in June 1997, the Company has acquired 41 properties adding approximately 14.9 million square feet to its portfolio, representing an investment of approximately $3.6 billion. In addition, the Company is developing eight Class A Office Buildings for a total anticipated investment of approximately $493.3 million. The Company owns or controls land where it can develop an additional 10.6 million square feet.

                            BOSTON PROPERTIES, INC.
                              SECOND QUARTER 1999


                              INVESTOR INFORMATION
                              800 Boylston Street
                                Boston, MA 02199
                                 (617) 236-3300
                              (617) 536-5087 (fax)


Mortimer B. Zuckerman           Chairman of the Board

Edward H. Linde                 President, Chief Executive Officer and Director

Robert E. Burke                 Executive Vice President, Operations

Douglas T. Linde                Senior Vice President, Financial and Capital Markets

David G. Gaw                    Senior Vice President, Chief Financial Officer

Elaine M. Quinlan               Director of Investor Relations



                                     TIMING

   Quarterly results will be announced according to the following anticipated schedule:


          Third Quarter                   Early November
          Year End                        Early February


                            BOSTON PROPERTIES, INC.
                              SECOND QUARTER 1999


                          COMMON STOCK DATA (NYSE:BXP)

Boston Properties' common stock is traded primarily on the New York Stock Exchange under the symbol: BXP. BXP's common stock has had the following characteristics:


                                                                                        2nd Quarter 1999        2nd Quarter 1998
                                                                                        ----------------        ----------------
 High Price                                                                             $        37.1250        $        35.9375
 Low Price                                                                              $        31.2500        $        32.0625
 Closing Price                                                                          $        35.8750        $          34.00
 Dividends per share - annualized                                                       $           1.70        $           1.62
 Closing dividend yield - annualized                                                               4.74%                   4.76%
 Closing shares, common units and preferred units (if converted) outstanding (thousands)         104,711                  83,158
 Closing market value of shares and units outstanding (thousands)                       $      3,756,507        $      2,827,372


                            BOSTON PROPERTIES, INC.
                              SECOND QUARTER 1999


                              FINANCIAL HIGHLIGHTS
                          (unaudited and in thousands)


                                                           Three Months Ended
                                              ------------------------------------------
                                               June 30, 1999  June 30, 1998    % Change
Income Items:

Revenues                                      $    191,640    $    108,041       77.38%
Net Income available to common shareholders   $     27,223    $     29,921       (9.02%)
Funds from Operations                         $     66,366    $     50,707       30.88%
Company's share (73.34% and 76.79%)           $     48,673    $     38,938       25.00%
Funds from Operations per share - basic       $       0.74    $       0.63       17.89%
Funds from Operations per share - diluted     $       0.72    $       0.63       14.89%
Dividends per share                           $      0.425    $      0.405        4.94%

Ratios:

Interest Coverage Ratio                               2.54            3.19      (20.35%)
Dividend Payout Ratio                                58.72%          64.17%      (8.50%)




                                                  June 30, 1999    December 31,    1% Change
                                                  -------------    ------------    ---------
Capitalization:

Total Debt                                         $2,941,507       $3,088,724       (4.77%)

Total Common Shares Outstanding @ Quarter End          67,893           63,528        6.87%
Total Preferred Shares Outstanding @ Quarter End
  (if converted)                                        2,625               --          --
Total Common Units Outstanding @ Quarter End           23,817           23,798        0.08%
Total Preferred Units Outstanding @ Quarter End
  (if converted)                                       10,376           10,454       (0.75%)
Price @ Quarter End                                $   35.875       $   30.500       17.62%
Equity Value @ Quarter End                         $3,756,507       $2,982,294       25.96%
Total Market Capitalization                        $6,698,014       $6,071,018       10.33%
Debt/Total Market Capitalization                        43.92%           50.88%     (13.68%)


                            BOSTON PROPERTIES, INC.
                              SECOND QUARTER 1999


                          CONSOLIDATED BALANCE SHEETS
                          (unaudited and in thousands)


                                                                                 June 30, 1999  December 31, 1998
                                                                                 -------------  -----------------
        ASSETS
Real Estate and equipment                                                         $ 4,927,981    $ 4,755,436
Land and development in progress                                                      199,488        191,436
                Less accumulated depreciation                                        (411,705)      (357,384)
                                                                                  -----------    -----------
                Total real estate and equipment                                     4,715,764      4,559,809
Cash                                                                                   32,225         12,166
Escrows                                                                                24,082         19,014
Notes receivable                                                                         --          420,143
Tenant and other receivables                                                           53,059         40,830
Accrued rental income                                                                  72,535         64,251
Deferred charges, net                                                                  50,946         46,029
Prepaid expenses and other assets                                                      28,142         26,058
Investment in joint ventures                                                           42,077         46,787
                                                                                  -----------    -----------
                        Total assets                                              $ 5,018,830    $ 5,235,087
                                                                                  -----------    -----------
                                                                                  -----------    -----------
        LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
        Mortgage notes payable                                                    $ 2,799,507    $ 2,653,581
        Notes payable                                                                                420,143
        Unsecured line of credit                                                      142,000         15,000
        Accounts payable and accrued expenses                                          61,860         42,897
        Dividends payable                                                              45,559         40,494
        Accrued interest payable                                                        7,837          7,307
        Other liabilities                                                              22,946         27,950
                                                                                  -----------    -----------
                Total liabilities                                                   3,079,709      3,207,372
                                                                                  -----------    -----------
Commitments and contingencies                                                            --             --

Minority interests                                                                    781,999      1,105,864

Series A Convertible Redeemable Preferred Stock, liquidation preference
        $50.00 per share, 2,000,000 shares issued and outstanding                     100,000           --

Stockholders' Equity:
        Excess stock, $.01 par value, 150,000,000 shares
                authorized, none issued or outstanding                                   --             --
        Common stock, $.01 par value, 250,000,000 shares authorized,
                 67,893,386 and 63,527,819 issued and outstanding, respectively           678            635
        Additional paid-in capital                                                  1,068,016        929,081
        Dividend in excess of earnings                                                (11,572)        (7,865)
                                                                                  -----------    -----------
                Total stockholders' equity                                          1,057,122        921,851
                                                                                  -----------    -----------
                        Total liabilities and stockholders' equity                $ 5,018,830    $ 5,235,087
                                                                                  -----------    -----------
                                                                                  -----------    -----------



                            BOSTON PROPERTIES, INC.
                              SECOND QUARTER 1999


                         CONSOLIDATED INCOME STATEMENTS
                          (unaudited and in thousands)



                                                                                                 Three Months Ended
                                                                                       ------------------------------------
                                                                                       30-Jun-99    30-Jun-98      % Change
                                                                                       ---------    ---------      --------
Revenue:
        Rental
                Base Rent                                                              $ 158,070    $  87,806        80.02%
                Recoveries from tenants                                                   17,252        9,805        75.95%
                Parking and other                                                         12,087        1,595       657.81%
                                                                                       ---------    ---------      --------
                     Total rental revenue                                                187,409       99,206       813.78%
        Development and management services                                                3,611        4,383       (17.61%)
        Interest and other                                                                   620        4,452       (86.07%)
                                                                                       ---------    ---------      --------
                     Total revenue                                                       191,640      108,041        77.38%
                                                                                       ---------    ---------      --------

Expenses:
        Rental expenses                                                                   60,306       27,403       120.07%
        General and administrative                                                         7,352        5,800        26.76%
        Interest                                                                          49,219       23,814       106.68%
        Depreciation and amortization                                                     29,443       16,594        77.43%
                                                                                       ---------    ---------      --------
                Total expenses                                                           146,320       73,611        98.77%
                                                                                       ---------    ---------      --------
Income before minority interests and before income from unconsolidated joint venture      45,320       34,430        31.63%
Minority interest in property partnership                                                   (139)        (106)       31.13%
Income from unconsolidated joint venture                                                     229           --           --
                                                                                       ---------    ---------      --------
Income before minority interest in Operating Partnership                                  45,410       34,324        32.30%
Preferred distribution                                                                    (6,611)          --           --
Minority interest in Operating Partnership (1)                                            (9,894)      (7,967)       24.19%
                                                                                       ---------    ---------      --------
Income before preferred dividend                                                          28,905       26,357         9.67%
Preferred dividend                                                                        (1,682)          --           --
                                                                                       ---------    ---------      --------
Income before extraordinary gain                                                          27,223       26,357         3.29%
Extraordinary gain on early debt extinguishment, net                                          --        3,564      (100.00%)
                                                                                       ---------    ---------      --------
Net income available to common shareholders                                            $  27,223    $  29,921        (9.02%)
                                                                                       ---------    ---------      --------
                                                                                       ---------    ---------      --------

INCOME PER SHARE OF COMMON STOCK
        Income before extraordinary item                                               $    0.42    $    0.42        (1.09%)
                                                                                       ---------    ---------      --------
                                                                                       ---------    ---------      --------
        Net income available to common shareholders                                    $    0.42    $    0.48       (13.46%)
                                                                                       ---------    ---------      --------
                                                                                       ---------    ---------      --------



         (1) Equals minority interest percent (26.66%) of income before minority interest in Operating Partnership after deduction for preferred dividends and distributions.

                            BOSTON PROPERTIES, INC.
                              SECOND QUARTER 1999


                             FUNDS FROM OPERATIONS
                  (in thousands, except for per share amounts)
                                  (unaudited)


                                                                                                     Three Months Ended
                                                                                            ----------------------------------
                                                                                             Actual       Actual
                                                                                            30-Jun-99    30-Jun-98    % Change
Income from operations before minority interests and before income from unconsolidated
 joint venture                                                                               $ 45,320    $ 34,430       31.63%
        Add:
                Real estate depreciation and amortization                                      29,238      16,415       78.12%
                Income from unconsolidated joint venture                                          229          --
        Less:
                Minority property partnership's share of funds from operations                   (128)       (138)      (7.25%)
                Preferred allocation                                                           (8,293)         --          --
                                                                                             --------    --------       -----
        Funds from Operations                                                                $ 66,366    $ 50,707       30.88%
                                                                                             --------    --------       -----
                                                                                             --------    --------       -----
        Funds from Operations available to common shareholders (1)                           $ 48,673    $ 38,938       25.00%
                                                                                             --------    --------       -----
                                                                                             --------    --------       -----
        Funds from Operations per share - basic                                              $   0.74    $   0.63       17.89%
                                                                                             --------    --------       -----
                                                                                             --------    --------       -----
                Weighted average shares outstanding - basic                                    65,534      61,694        6.22%
                                                                                             --------    --------       -----
                                                                                             --------    --------       -----
        Funds from Operations per share - diluted                                            $   0.72    $   0.63       14.29%
                                                                                             --------    --------       -----
                                                                                             --------    --------       -----
                Weighted average shares outstanding - diluted                                  79,329      62,284       27.37%
                                                                                             --------    --------       -----
                                                                                             --------    --------       -----


         (1) Based on weighted average shares for the quarter. Company's share for the quarter ended 6/30/99 was 73.34% and 76.79% for the quarter ended 6/30/98.




                RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS



                                            For the Three Months Ended June 30, 1999  For the Three Months Ended June 30, 1998
                                            ----------------------------------------  ----------------------------------------
                                                   Income     Shares     Per Share      Income       Shares        Per Share
                                                (Numerator)(Denominator)  Amount      (Numerator) (Denominator)      Amonut
                                                ---------- -------------  ------      ----------- -------------      ------
Basic Funds from Operations                        $66,366    89,352     $   0.74     $50,707         80,344       $   0.63
Effect of Dilutive Securities
        Convertible Preferred Units                  6,611    10,364        (0.01)         --             --             --
        Convertible Preferred Stock                  1,682     2,625           --          --             --             --
        Stock Options                                 --         806        (0.01)         --            590             --
                                                   -------    ------     --------     -------         ------       --------
Dilutive Funds from Operations (1)                 $74,659   103,147     $   0.72     $50,707         80,934       $   0.63
                                                   -------    ------     --------     -------         ------       --------
                                                   -------    ------     --------     -------         ------       --------
Company's share of Diluted Funds from Operations   $57,419    79,329     $   0.72     $38,938         62,284       $   0.63
                                                   -------    ------     --------     -------         ------       --------
                                                   -------    ------     --------     -------         ------       --------



         (1) Based on weighted average diluted shares for the quarter. Company's share for the quarter ended 6/30/99 was 76.91% and 76.96% for the quarter ended 6/30/98.

                            BOSTON PROPERTIES, INC.
                              SECOND QUARTER 1999

                                FINANCIAL RATIOS


                                                                                 Three months ended
                                                                                     June 30, 1999
                                                                                     -------------
RATIOS COMPUTED FOR INDUSTRY COMPARISONS:

OPERATIONAL RATIOS (1,2)
        Debt Service Coverage Ratio                                                       2.28
          (EBITDA + Income from Unconsolidated Joint Ventures)/(Interest+Principal)
        Interest Coverage Ratio                                                           2.54
          (EBITDA + Income from Unconsolidated Joint Venture)/Interest
        Return on Shareholder's Equity                                                   15.87%
          (EBITDA - Interest)/Average Equity (book value) (%)
        Return on Real Estate Investments                                                10.55%
          (EBITDA/Average Real Estate Investments (book value)) (%)
        FFO Payout Ratio                                                                 59.03%
          (Dividends Declared/FFO) (%)



         (1) EBITDA is equal to earnings before interest, taxes, depreciation and amortization.

         (2)      FFO is calculated based on the NAREIT White Paper.

                            BOSTON PROPERTIES, INC.
                              SECOND QUARTER 1999


                               CAPITAL STRUCTURE


                                      DEBT
                                 (IN THOUSANDS)


                                             AGGREGATE PRINCIPAL
                                                JUNE 30, 1999
                                                -------------
Mortgage Loans                                   $2,799,507

Unsecured Line of Credit                            142,000
                                                 ----------
Total Debt                                       $2,941,507
                                                 ----------
                                                 ----------


                                     EQUITY
                                 (IN THOUSANDS)


                                                            COMMON
                                        SHARES & UNITS       STOCK         $ VALUE
                                          OUTSTANDING     EQUIVALENTS    EQUIVALENT (1)
                                          -----------     -----------    --------------
Common Stock                                  67,893          67,893      $2,435,661
Preferred Stock                                2,000           2,625          94,172
Operating Partnership Units                   23,817          23,817         854,435
Preferred Operating Partnership Units          8,713          10,376         372,239
                                                              ------         -------
Total Equity                                                 104,711      $3,756,507
                                                             -------      ----------
                                                             -------      ----------
Total Market Capitalization                                               $6,698,014
                                                                          ----------
                                                                          ----------


(1)      Value based on June 30, 1999 closing price of $35.875.

                            BOSTON PROPERTIES, INC.
                              SECOND QUARTER 1999

                                 DEBT ANALYSIS

                LONG-TERM DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (IN THOUSANDS)


        YEAR        1999         2000         2001         2002         2003     THEREAFTER        TOTAL
        ----        ----         ----         ----         ----         ----     ----------        -----
        Amount   $33,186      263,460      154,384      392,234      217,056      1,881,187      $2,941,507



                  UNSECURED LINE OF CREDIT - DUE JUNE 23, 2000
                                 (IN THOUSANDS)


                              OUTSTANDING    LETTERS OF     REMAINING
                 FACILITY     AT 6/30/99       CREDIT        CAPACITY
                 --------     ----------       ------        --------

                 $500,000       142,000        28,050        $329,950



                      UNSECURED AND SECURED DEBT ANALYSIS


                                            WEIGHTED    WEIGHTED AVERAGE
                             % OF DEBT    AVERAGE RATE     MATURITY
                             ---------    ------------     --------

         Unsecured Debt          4.83%       6.63%        1.0 years
         Secured Debt           95.17%       7.00%        5.9 years
                               ------        ----         ---------
         Total Debt            100.00%       6.98%        5.7 years
                               ------        ----         ---------
                               ------        ----         ---------



                     FLOATING AND FIXED RATE DEBT ANALYSIS


                                                WEIGHTED     WEIGHTED AVERAGE
                                   % OF DEBT   AVERAGE RATE     MATURITY
                                   ---------   ------------     --------

         Floating Rate Debt            5.07%       6.58%        1.1 years
         Fixed Rate Debt              94.93%       7.01%        5.9 years
                                     ------        ----         ---------
         Total Debt                  100.00%       6.98%        5.7 years
                                     ------        ----         ---------
                                     ------        ----         ---------


                            BOSTON PROPERTIES, INC.
                              SECOND QUARTER 1999

                             JOINT VENTURE ANALYSIS

                               as of June 30, 1999


                                            ONE AND TWO       ONE           MARKET
                                              RESTON        FREEDOM        SQUARE
                                             OVERLOOK        SQUARE         NORTH          COMBINED
                                              -------        -------        -------        -------
         Total Equity (1)                     $ 4,500        $ 4,917        $32,660        $42,077
                                              -------        -------        -------        -------
                                              -------        -------        -------        -------
         Construction loans payable (1)       $12,248        $ 8,664        $17,891        $38,802
                                              -------        -------        -------        -------
                                              -------        -------        -------        -------
         BXP's ownership percentage             25.00%         25.00%         50.00%
                                              -------        -------        -------
                                              -------        -------        -------


(1)      Represents the Company's share.


             RESULTS OF OPERATIONS FOR THE IN-SERVICE JOINT VENTURE
                       FOR THE QUARTER ENDED JUNE 30, 1999


                                            ONE AND TWO
                                              RESTON
                                             OVERLOOK
                                             --------
         REVENUE

         Total rental revenue                $2,635
         Interest and other                      12
                                             ------
         Total revenue                        2,647
                                             ------
         EXPENSES

         Operating                              768
         Interest                               506
         Depreciation and amortization          449
                                             ------
         Total expenses                       1,723
                                             ------
         Net income                          $  924
                                             ------
                                             ------


                            BOSTON PROPERTIES, INC.
                              SECOND QUARTER 1999

                               PORTFOLIO OVERVIEW

 RENTABLE SQUARE FEET OF IN-SERVICE PROPERTIES BY LOCATION AND TYPE OF PROPERTY


             GEOGRAPHIC AREA              OFFICE (1)           R&D           INDUSTRIAL        TOTAL                % OF TOTAL
             ---------------              ----------           ---           ----------        -----                ----------

         Greater Boston                   5,408,645           545,206         247,318         6,201,169               25.80%
         Greater Washington, D.C          5,076,598(2)      1,382,632         236,743         6,695,973               27.86%
         Greater San Francisco            4,009,536           143,844         280,213         4,433,593               18.45%
         Midtown Manhattan                2,874,854              --              --           2,874,854               11.96%
         Princeton/East Brunswick, NJ     1,599,866              --              --           1,599,866                6.66%
         Baltimore, MD                    1,166,797              --              --           1,166,797                4.85%
         Richmond, VA                       899,727              --              --             899,727                3.75%
         Bucks County, PA                      --                --           161,000           161,000                0.67%
                                         ----------         ---------         -------        ----------              ------
            Total                        21,036,023         2,071,682         925,274        24,032,979              100.00%
                                         ----------         ---------         -------        ----------              ------
                                         ----------         ---------         -------        ----------              ------
         % of Total                           87.53%             8.62%           3.85%           100.00%


(1)      Includes retail square footage of approximately 1,000,000.

(2) Includes 444,286 square feet at One and Two Reston Overlook which are 25% owned by Boston Properties.

                                HOTEL PROPERTIES


                                                        NUMBER OF       SQUARE
                       HOTEL PROPERTIES                   ROOMS          FEET
                       ----------------                   -----          ----

            Long Wharf Marriott, Boston, MA                 402        420,000
            Cambridge Center Marriott, Cambridge, MA        431        330,400
            Residence Inn by Marriott, Cambridge, MA        221        187,474
         Total Hotel Properties                           1,054        937,874


                     GARAGE PROPERTY AND STRUCTURED PARKING


                                                           Number of        Square
                                                             Spaces          Feet
                                                             ------          ----
         Garage Properties
            Cambridge Center North Garage                    1,170          332,442
         Structured Parking                                 16,726        5,851,221
                                                            ------        ---------
         Total Garage Property and Structured Parking       17,896        6,183,663
                                                            ------        ---------
                                                            ------        ---------


                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 1999


                               PORTFOLIO OVERVIEW


   PERCENTAGE OF PROPERTY FUNDS FROM OPERATIONS* FOR IN-SERVICE PROPERTIES BY
       LOCATION AND TYPE OF PROPERTY FOR THE QUARTER ENDED JUNE 30, 1999


GEOGRAPHIC AREA         OFFICE (1) R&D     INDUSTRIAL    HOTEL    GARAGE   TOTAL
---------------         ---------- ---     ----------    -----    ------   -----
Greater Boston          18.1%      0.9%       0.2%        6.0%      0.3%   25.5%
Greater Washington,D.C. 21.2%      3.0%       0.2%        n/a       n/a    24.4%
Greater San Francisco   19.4%      0.2%       0.1%        n/a       n/a    19.7%
Midtown Manhattan       17.8%      n/a        n/a         n/a       n/a    17.8%
Baltimore, MD            4.3%      n/a        n/a         n/a       n/a     4.3%
Richmond, VA             3.2%      n/a        n/a         n/a       n/a     3.2%
Princeton/East
Brunswick, NJ            5.0%      n/a        n/a         n/a       n/a     5.0%
Bucks County, PA         n/a       n/a        0.1%        n/a       n/a     0.1%
                        ----       ---        ---         ---       ---   -----
     Total              88.9%      4.1%       0.7%        6.0%      0.3%  100.0%
                        ----       ---        ---         ---       ---   -----
                        ----       ---        ---         ---       ---   -----

(1)Includes Retail Center FFO (Prudential Center Boston and Embarcadero Center).




* For this table, Property Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 1999


                               OCCUPANCY ANALYSIS


                     SAME PROPERTY OCCUPANCY - BY LOCATION


        LOCATION                            30-JUN-99        30-JUN-98
        --------                            ---------        ---------
        Greater Boston, MA                      96.3%           98.4%
        Greater Washington, D.C.                97.7%           98.7%
        Midtown Manhattan, NY                   99.9%           97.8%
        Baltimore, MD                           100.0%          99.7%
        Princeton/East Brunswick, NJ            n/a             n/a
        Richmond, VA                            96.2%           97.4%
        Greater San Francisco, CA               94.7%           98.8%
        Bucks County, PA                       100.0%          100.0%
                                               -----           -----
           Total Portfolio                      97.8%           98.4%
                                               -----           -----
                                               -----           -----


                      SAME PROPERTY - BY TYPE OF PROPERTY


                                            30-JUN-99       30-JUN-98
                                            ---------       ---------
        Total Office Portfolio                 98.7%           98.7%
        Total R&D Portfolio                    96.8%           98.6%
        Total Industrial Portfolio             90.4%           95.0%
                                               ----            ----
        Total Portfolio                        97.8%           98.4%
                                               ----            ----
                                               ----            ----

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 1999


                          IN-SERVICE OFFICE PROPERTIES

                               LEASE EXPIRATIONS



                                                           ANNUALIZED
               RENTABLE SQUARE     CURRENT ANNUALIZED   REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO   REVENUES UNDER      EXPIRING LEASES         PERCENTAGE OF TOTAL
EXPIRATION     EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS    SQUARE FEET EXPIRING
----------     ---------------      ---------------     --------------------    --------------------
1999*              758,372             22,279,143           22,279,143              3.81%
2000               1,611,624           44,788,233           44,938,176              8.10%
2001               2,010,514           59,912,803           60,526,202              10.10%
2002               2,004,431           77,131,218           78,138,100              10.07%
2003               1,500,731           44,944,432           46,041,624              7.54%
2004               1,932,827           61,298,259           65,529,629              9.71%
2005               1,365,669           38,379,696           41,464,191              6.86%
2006               2,537,541           81,208,032           89,266,992              12.75%
2007               1,956,197           70,296,176           70,067,084              9.83%
Thereafter         4,219,347           135,285,493          154,047,432             21.21%


        *  July 1, 1999 through December 31, 1999

                             OCCUPANCY BY LOCATION


                                                      30-JUN-99          30-JUN-98
                                                      ---------          --------
Greater Boston, MA                                         96.8%             98.7%
Greater Washington, D.C                                    97.3%             99.6%
Midtown Manhattan, NY                                      99.9%             97.8%
Baltimore, MD                                             100.0%             99.7%
Richmond, VA                                               96.2%             97.4%
Princeton/East Brunswick, NJ                               99.8%            100.0%
Greater San Francisco, CA                                  98.3%              n/a
Bucks County, PA                                            n/a               n/a
                                                      ---------          --------
   Total Office Portfolio                                  98.0%             98.9%
                                                      ---------          --------
                                                      ---------          --------

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 1999


                           IN-SERVICE R&D PROPERTIES

                               LEASE EXPIRATIONS



                                                                 ANNUALIZED
                 RENTABLE SQUARE       CURRENT ANNUALIZED      REVENUES UNDER
YEAR OF LEASE    FOOTAGE SUBJECT TO    REVENUES UNDER          EXPIRING LEASES         PERCENTAGE OF TOTAL
EXPIRATION       EXPIRING LEASES       EXPIRING LEASES         WITH FUTURE STEP-UPS    SQUARE FEET EXPIRING
----------       ---------------       ---------------         --------------------    --------------------
1999*               142,887               1,476,638               1,476,638                 7.01%
2000                465,041               4,795,486               4,837,540                 22.81%
2001                196,344               2,232,295               2,322,496                 9.63%
2002                344,671               4,606,923               4,756,162                16.91%
2003                 91,212               1,175,906               1,210,434                 4.47%
2004                 50,533                 664,118                 746,802                 2.48%
2005                146,741               1,735,930               1,858,276                 7.20%
2006                150,000               1,633,004               1,820,504                 7.36%
2007                107,895               2,239,757               2,291,792                 5.29%
Thereafter          343,402               5,409,286               6,619,222                 16.84%


        *  July 1, 1999 through December 31, 1999


                              OCCUPANCY BY LOCATION


                                                    30-JUN-99          30-JUN-98
                                                    ---------          ---------
Greater Boston, MA                                      100.0%            100.0%
Greater Washington, D.C                                  94.8%             97.7%
Midtown Manhattan, NY                                     n/a               n/a
Baltimore, MD                                             n/a               n/a
Richmond, VA                                              n/a               n/a
Princeton/East Brunswick, NJ                              n/a               n/a
Greater San Francisco, CA                                98.4%             96.3%
Bucks County, PA                                          n/a               n/a
                                                    ---------          ---------
   Total R&D Portfolio                                   96.4%             98.2%
                                                    ---------          ---------
                                                    ---------          ---------

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 1999


                        IN-SERVICE INDUSTRIAL PROPERTIES

                               LEASE EXPIRATIONS



                                                                 ANNUALIZED
                  RENTABLE SQUARE       CURRENT ANNUALIZED      REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO    REVENUES UNDER          EXPIRING LEASES         PERCENTAGE OF TOTAL
EXPIRATION        EXPIRING LEASES       EXPIRING LEASES         WITH FUTURE STEP-UPS    SQUARE FEET EXPIRING
1999*                  63,904               347,221                 347,221                   7.64%
2000                  249,280             1,478,608               1,478,608                  29.80%
2001                   70,829               361,882                 361,882                   8.47%
2002                       --                    --                      --                   0.00%
2003                  153,430               949,947               1,046,026                  18.34%
2004                  195,076               946,510               1,004,186                  23.32%
2005                   20,500               122,297                 140,199                   2.45%
2006                       --                    --                      --                   0.00%
2007                       --                    --                      --                   0.00%
Thereafter             83,608               728,226                 728,226                   9.99%


        *  July 1, 1999 through December 31, 1999

                             OCCUPANCY BY LOCATION


                                                    30-JUN-99         30-JUN-98
                                                    ---------         ---------
Greater Boston, MA                                       93.0%             93.0%
Greater Washington, D.C                                  78.3%             87.8%
Midtown Manhattan, NY                                     n/a               n/a
Baltimore, MD                                             n/a               n/a
Richmond, VA                                              n/a               n/a
Princeton/East Brunswick, NJ                              n/a               n/a
Greater San Francisco, CA                                92.9%            100.0%
Bucks County, PA                                        100.0%            100.0%
                                                    ---------         ---------
   Total Industrial Portfolio                            90.4%             95.0%
                                                    ---------         ---------
                                                    ---------         ---------

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 1999


                               GRAND TOTAL OF ALL
                             IN-SERVICE PROPERTIES

                                LEASE EXPIRATION



                                                                   ANNUALIZED
                 RENTABLE SQUARE         CURRENT ANNUALIZED      REVENUES UNDER
YEAR OF LEASE    FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES         PERCENTAGE OF TOTAL
EXPIRATION       EXPIRING LEASES         EXPIRING LEASES         WITH FUTURE STEP-UPS    SQUARE FEET EXPIRING
----------       ---------------         ---------------         --------------------    --------------------
1999*                965,163               24,103,002              24,103,002                  4.24%
2000               2,325,945               51,062,327              51,254,324                 10.21%
2001               2,277,687               62,506,980              63,210,580                 10.00%
2002               2,349,102               81,738,141              82,894,262                 10.32%
2003               1,745,373               47,070,285              48,298,084                  7.66%
2004               2,178,436               62,908,887              67,280,617                  9.57%
2005               1,532,910               40,237,923              43,462,666                  6.73%
2006               2,687,541               82,841,036              91,087,496                 11.80%
2007               2,064,092               72,535,933              72,358,876                  9.06%
Thereafter         4,646,357              141,423,005             161,394,880                 20.40%

        *  July 1, 1999 through December 31, 1999


                             OCCUPANCY BY LOCATION


                                                     30-JUN-99          30-JUN-98
                                                     ---------          ---------
Greater Boston, MA                                       96.9%             98.5%
Greater Washington, D.C                                  96.1%             98.6%
Midtown Manhattan, NY                                    99.9%             97.8%
Baltimore, MD                                           100.0%             99.7%
Richmond, VA                                             96.2%             97.4%
Princeton/East Brunswick, NJ                             99.8%            100.0%
Greater San Francisco, CA                                98.0%             98.8%
Bucks County, PA                                        100.0%            100.0%
                                                     ---------          ---------
   Total Portfolio                                       97.6%             98.5%
                                                     ---------          ---------
                                                     ---------          ---------

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 1999


                               HOTEL PERFORMANCE


                              SAME PROPERTY HOTELS
                          Long Wharf Marriott - Boston


                       SECOND QUARTER SECOND QUARTER   PERCENT      YTD          YTD            PERCENT
                           1999          1998          CHANGE       1999         1998           CHANGE
Occupancy                  88.00%        88.20%        -0.23%       86.80%        87.70%         -1.0%

Average Daily Rate       $246.09       $245.27          0.33%     $218.06       $210.66           3.5%

REVPAR                   $216.56       $216.33          0.11%     $189.28       $184.75           2.5%


                           Cambridge Center Marriott



                       SECOND QUARTER SECOND QUARTER      PERCENT      YTD           YTD          PERCENT
                           1999           1998            CHANGE       1999          1998         CHANGE
Occupancy                 85.50%          89.20%          -4.15%       84.10%         83.20%        1.1%

Average Daily Rate      $198.18         $193.69            2.32%     $178.81        $176.46         1.3%

REVPAR                  $169.44         $172.77           -1.93%     $150.38        $146.81         2.4%


                     Total Same Property Hotel Performance


                    SECOND QUARTER   SECOND QUARTER     PERCENT       YTD           YTD         PERCENT
                         1999            1998           CHANGE        1999          1998        CHANGE
Occupancy               86.71%          88.70%          -2.24%       85.40%          85.40%      0.0%

Average Daily Rate    $221.30         $218.46            1.30%     $197.75         $192.96       2.5%

REVPAR                $192.18         $193.68           -0.77%     $169.15         $165.12       2.4%


                         NEWLY PLACED-IN-SERVICE HOTEL
                           Residence Inn by Marriott


                    SECOND QUARTER  SECOND QUARTER      PERCENT           YTD          YTD             PERCENT
                        1999            1998            CHANGE            1999         1998            CHANGE
Occupancy                84.40%          N/A             N/A              77.80%        N/A             N/A

Average Daily Rate     $153.36           N/A             N/A             $146.98        N/A             N/A

REVPAR                 $129.44           N/A             N/A             $114.35        N/A             N/A

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 1999


                           SAME PROPERTY PERFORMANCE


                  OFFICE, R&D, INDUSTRIAL AND HOTEL PROPERTIES


                                           OFFICE             R&D        INDUSTRIAL          HOTEL           GARAGE          TOTAL
Number of Properties                             43             31                9              2               1              86
Square feet                              10,002,668      2,011,145          925,274        750,400         332,442      14,021,929
Percent of in-service properties               47.6%          97.1%           100.0%          80.0%           100%            55.8%
Occupancy @ 6/30/98                            98.7%          98.6%            95.0%            --             --             98.4%
Occupancy @ 6/30/99                            98.7%          96.8%            90.4%            --             --             97.8%
Percent change from 2nd quarter 1999
    over 2nd quarter 1998:
      Revenue                                   4.1%           4.4%             2.7%           5.1%          17.8%             4.3%
      Expense                                   6.0%           8.3%            28.0%          15.0%          69.7%             6.9%
      Net Operating Income                      3.4%           3.4%            -4.7%           3.7%          -2.3%             3.3%


           SAME PROPERTY LEASE ANALYSIS - QUARTER ENDED JUNE 30, 1999


                                              OFFICE            R&D             INDUSTRIAL           TOTAL
Vacant space available @ 4/1/99 (sf)           71,816          10,929             98,972            181,717
Square footage of leases expiring or
   terminated 4/1/99-6/30/99                  286,452          67,119             83,608            437,179
                                              -------         -------            -------           --------
Total space for lease (sf)                    358,268          78,048            182,580            618,896
                                              -------         -------            -------           --------
New tenants (sf)                              144,336           3,500             93,933            241,769
Renewals (sf)                                  82,426          10,280                 --             92,706
                                              -------         -------            -------           --------
Total space leased (sf)                       226,762          13,780             93,933            334,475
                                              -------         -------            -------           --------
                                              -------         -------            -------           --------
Space available @ 6/30/99 (sf)                131,506          64,268             88,647            284,421
                                              -------         -------            -------           --------
                                              -------         -------            -------           --------
Net increase (decrease) in leased space (sf)  (59,690)        (53,339)            10,325           (102,704)
Average lease term (months)                        31              22                 99                 49
2nd generation TI/Comm PSF                      $7.00           $1.37             $12.40              $8.28
Increase in 2nd generation net rents (2)         19.5%           30.6%              22.3%              20.3%


(1) For this table, Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.
(2) Represents increase in net rents on a "cash to cash" basis. (Actual net rent at time of expiration vs. initial net rent of new lease.)

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 1999


           ALL "IN-SERVICE" PROPERTIES - QUARTER ENDED JUNE 30, 1999


                                                      OFFICE             R&D            INDUSTRIAL         TOTAL
                                                      ------             ---            ----------         -----
Vacant space available @ 4/1/99 (sf)                 323,854            20,991            98,972          443,817
Vacant space from new acquisitions
   and development                                    53,424                --                --           53,424
Square footage of leases expiring or
   terminated 4/1/99-6/30/99                         759,508            67,119            83,608          910,235
                                                  ----------        ----------        ----------       ----------
Total space for lease (sf)                         1,136,786            88,110           182,580        1,407,476
                                                  ----------        ----------        ----------       ----------
                                                  ----------        ----------        ----------       ----------
New tenants (sf)                                     426,913             3,500            93,933          524,346
Renewals (sf)                                        292,280            10,280                --          302,560
                                                  ----------        ----------        ----------       ----------
Total space leased (sf)                              719,193            13,780            93,933          826,906
                                                  ----------        ----------        ----------       ----------
                                                  ----------        ----------        ----------       ----------
Space available @ 6/30/99 (sf)                       417,593            74,330            88,647          580,570
                                                  ----------        ----------        ----------       ----------
                                                  ----------        ----------        ----------       ----------
Net increase/(decrease) in leased space (sf)         (93,739)          (53,339)           10,325         (136,753)
Average lease term (months)                               47                22                99               52
2nd generation TI/Comm PSF                        $     7.22        $     1.37        $    12.40       $     7.71
Increase in 2nd generation net rents (1)                16.4%             30.6%             22.3%            17.1%


(1) Represents increase in net rents on a "cash to cash" basis (actual net rent at time of expiration vs. initial net rent of new lease).

                             BOSTON PROPERTIES, INC.
                               SECOND QUARTER 1999



                  HISTORICALLY GENERATED CAPITAL EXPENDITURES,
                TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

                        HISTORICAL CAPITAL EXPENDITURES


                                                                                                     1/1-6/30
                                           1993      1994      1995      1996      1997      1998      1999
                                          ------    ------    ------    ------    ------    ------    ------
Recurring capital expenditures            $1,547    $1,812    $1,618    $1,083    $1,125    $3,543    $4,126
                                          ------    ------    ------    ------    ------    ------    ------
                                          ------    ------    ------    ------    ------    ------    ------

Hotel improvements, equipment upgrades
   and replacements                       $  836    $1,917    $4,420    $3,041    $2,625    $3,872    $1,001
                                          ------    ------    ------    ------    ------    ------    ------
                                          ------    ------    ------    ------    ------    ------    ------


           2ND GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS


                                                                                                                  1/1-6/30
                                      1993          1994         1995       1996         1997          1998          1999
                                   ---------    -----------    -------    --------    ----------     --------    ----------
Office
  Square feet                        451,295        690,459    768,459     970,072     1,016,427      648,291     1,055,506
                                   ---------    -----------    -------    --------    ----------     --------    ----------
  Tenant improvement and
     lease commissions p.s.f       $    8.45   $       9.45   $  10.66   $   11.40   $     10.83   $     9.82   $      9.81
                                   ---------    -----------    -------    --------    ----------     --------    ----------
R&D
  Square feet                        166,957        276,332    177,073     337,676       169,878      113,428        27,001
                                   ---------    -----------    -------    --------    ----------     --------    ----------
  Tenant improvement and
    lease commissions p.s.f        $    5.53   $       0.68   $   6.99   $   10.45   $      2.22   $     3.32   $      1.65
                                   ---------    -----------    -------    --------    ----------     --------    ----------
Industrial
  Square feet                        241,500        132,521    308,388     128,148       258,795      320,608        93,933
                                   ---------    -----------    -------    --------    ----------     --------    ----------
  Tenant improvement and
    lease commissions p.s.f        $    0.28   $       3.32   $   1.00   $    1.71   $      0.99   $     1.13   $     12.40
                                   ---------    -----------    -------    --------    ----------     --------    ----------

  Average tenant improvement
     and lease commission p.s.f    $    5.59   $       6.51   $   7.77   $   10.31   $      8.06   $     6.57   $      9.83
                                   ---------    -----------    -------    --------    ----------     --------    ----------
                                   ---------    -----------    -------    --------    ----------     --------    ----------


              VALUE CREATION PIPELINE - ACQUISITIONS/REPOSITIONING
                              AS OF JUNE 30, 1999


                                                                                         ANTICIPATED
                                                                         INITIAL           FUTURE             TOTAL        CURRENT
        PROPERTY                      DATE ACQUIRED     SQUARE FEET     INVESTMENT        INVESTMENT        INVESTMENT    OCCUPANCY
                                                         ---------    --------------    --------------    --------------    ---
ACQUISITIONS
Class A Office Buildings
        Embarcadero Center            Nov-98/Feb-99      4,009,536    $1,216,000,000    $   37,710,000    $1,253,710,000     98%
        Sumner Square                 Mar-99               205,391        32,600,000         3,500,000        36,100,000     67%
        510 Carnegie Center           Apr-99               234,160        48,000,000              --          48,000,000    100%
                                                         ---------    --------------    --------------    --------------    ---
Total Value Creation Pipeline -
        Acquisitions                                     4,449,087    $1,296,600,000    $   41,210,000    $1,337,810,000     97%
                                                         ---------    --------------    --------------    --------------    ---
                                                         ---------    --------------    --------------    --------------    ---


                   REPOSITIONS PLACED IN SERVICE DURING 1999


                                                                                           ANTICIPATED
                           DATE PLACED                     INITIAL         ADDITIONAL         TOTAL          PERCENT
                           IN SERVICE      SQUARE FEET    INVESTMENT      COSTS TO DATE     INVESTMENT       LEASED
                           ----------      -----------    ----------      -------------     ----------       ------
CLASS A OFFICE BUILDING
     1301 New York Avenue     Feb-99         177,249      $28,000,000      $11,830,928      $46,200,000        100%


               VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS
                               AS OF JUNE 30, 1999


                                   Estimated
                                     Placed                                                                         Anticipated
                                   In Service                  # of       Square     Investment       Total         Percentage
        Development Properties        Date        Location    Buildings    feet       to Date       Investment      Leased (3)
        ----------------------     ----------  -------------- ---------  ---------  ------------  -------------     ----------
Class A Office Buildings
  181 Spring Street                 Q41999     Lexington, MA     1          53,306    10,343,034     12,000,000           0%
  One Freedom Square
    (25% ownership)                 Q4 1999    Reston, VA        1         406,980    14,129,838     19,200,000(1)       76%
  502 Carnegie Center               Q4 1999    Princeton, NJ     1         114,910    11,872,808     19,300,000          21%
  Orbital Sciences Phase I -
     Building 1 & 2                 Q2 2000    Loudon, VA        2         185,028     5,887,181     33,100,000         100%
  Market Square North
    (50% ownership)                 Q4 2000    Washington, DC    1         409,843    45,396,711     70,900,000(2)       39%
  New Dominion Tech Park -
    Building 1                      Q4 2000    Herndon, VA       1         235,201     6,204,992     48,800,000         100%
  111 Huntington Avenue
    - Prudential Center             Q3 2001    Boston, MA        1         890,000    34,752,933    290,000,000          28%(4)
                                                              ---------  ---------  ------------  -------------         ---
Total Development Properties                                     8       2,295,268  $128,587,497  $ 493,300,000          51%
                                                              ---------  ---------  ------------  -------------         ---
                                                              ---------  ---------  ------------  -------------         ---


                   DEVELOPMENTS PLACED-IN-SERVICE DURING 1999


                                   PLACED
                                 IN SERVICE                    # OF                    INVESTMENT         TOTAL         PERCENTAGE
                                   DATE      LOCATION        BUILDINGS   SQUARE FEET     TO DATE        INVESTMENT      LEASED (3)
                                 ----------  --------        ---------   -----------   ----------       ----------      ----------
Class A Office Buildings
  One and Two Reston Overlook
    (25% ownership)              Q1-Q2 1999  Reston, VA         2          444,286    $  16,114,171   $  18,100,000(1)     100%
  200 West Street                  Q2 1999   Waltham, MA        1          248,341       40,003,400      43,400,000         95%
  Eight Cambridge Center           Q2 1999   Cambridge, MA      1          177,226       23,754,529      26,000,000        100%
  The Arboretum                    Q2 1999   Reston, VA         1           95,584       13,435,420      16,200,000        100%

Hotels
  Residence Inn by Marriott      Q1 1999     Cambridge, MA      1          187,474       26,789,664      32,000,000        n/a
                                                             --------      -------       ----------      ----------      ---------

Total                                                           6        1,152,911    $ 120,097,184   $ 135,700,000         99%
                                                             --------      -------       ----------      ----------      ---------
                                                             --------      -------       ----------      ----------      ---------


(1)      Represents 25% of the total anticipated project-level investment.

(2) Represents 50% of the total anticipated project-level investment which includes residential.

(3)      as of July 22, 1999.

(4)      30% of available office space.

                  VALUE CREATION PIPELINE - OWNED LAND PARCELS
                              as of June 30, 1999


                              NO. OF                          DEVELOPABLE
        LOCATION              PARCELS         ACREAGE         SQUARE FEET
        --------              -------         -------         -----------

        Dulles, VA              6               91.1             1,200,000
        Rockville, MD           7              128.3             2,331,000
        Reston, VA              2                8.8               775,000
        Herndon, VA             1               17.0               214,799
        Andover, MA             2               27.0               290,000
        Springfield, VA         3                9.4               130,000
        Waltham, MA             4               32.0               418,000
        Boston, MA              4                2.5               710,000
                               --              -----             ---------
                               29              316.1             6,068,799
                               --              -----             ---------
                               --              -----             ---------



                VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS
                              as of June 30, 1999


                               NO. OF                          DEVELOPABLE
         LOCATION              PARCELS                         SQUARE FEET
         --------              -------                         -----------

         Princeton, NJ           15              158.6          1,985,900
         Cambridge, MA            1                2.6            209,000
         New York, NY             2                1.1          2,300,000
                                 --              -----          ---------
                                 18              162.3          4,494,900
                                 --              -----          ---------
                                 --              -----          ---------


                             BOSTON PROPERIES, INC.
                              SECOND QUARTER 1999

                          ACQUISITION PROPERTY PROFILE

PROPERTY NAME:      510 Carnegie Center

PRODUCT TYPE:       Class A Office Building

LOCATION:           Princeton, NJ

DESCRIPTION:        A six-story Class A office building located in the Carnegie
                    Center complex.

SIZE:               234,160 square feet

YEAR CONSTRUCTED:   1998

PURCHASE PRICE:     $48.0 million

CLOSING DATE:       April 30, 1999

FUTURE INVESTMENT:  $-

OCCUPANCY LEVEL:    100%

NUMBER OF TENANTS:  1

FUNDING SOURCE:     Cash, Preferred Operating Partnership Units, and Assumption
                    of Debt

LARGEST TENANT:

        COMPANY:    Raytheon   SIZE: 234,160 sq. ft. LEASE EXPIRATION: 08/31/13